VININGS INVESTMENT PROPERTIES, L.P.
                             FIRST AMENDMENT TO THE
              AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP


         This First Amendment to the Amended and Restated Agreement of Limited Partnership of Vinings Investment Properties, L.P. is made as of November 30, 1997 by Vinings Investment Properties Trust, a Massachusetts trust, as general partner (the "General Partner") of Vinings Investment Properties, L.P., a Delaware limited partnership (the "Partnership") and the persons whose names are set forth on Schedule A attached hereto for the purpose of amending the Amended and Restated Agreement of Limited Partnership of the Partnership dated June 30, 1997, as amended (the "Partnership Agreement"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Partnership Agreement.

         WHEREAS, the Persons listed on Schedule A attached hereto (each, a "Contributor," and, collectively, the "Contributors") have made the Capital Contributions to the Partnership enumerated on such Schedule A in connection with that Contribution Agreement by and among Vinings Investment Properties, L.P., the Contributors and certain other Persons listed on the signature pages thereto, dated as of April 1, 1997, as amended; and

         WHEREAS, the General Partner desires to admit each Contributor to the Partnership as an Additional Limited Partner.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and in the Contribution Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.      Admission of Limited Partners.
----------------------------------------------

         (a) Each of the Contributors has made the Capital Contribution set forth next to such Contributor's name on Schedule A. In consideration of these Capital Contributions and pursuant to Section 12.2.A of the Partnership Agreement, each Contributor is hereby admitted as an Additional Limited Partner of the Partnership.

         (b) Pursuant to Section 12.2.B of the Partnership Agreement, the General Partner hereby consents to the admission of each Contributor as an Additional Limited Partner of the Partnership. Pursuant to Section 4.2.A of the Partnership Agreement, the General Partner hereby issues to each Contributor the number of Units set forth next to such Contributor's name on Schedule A.

         (c) The admission of each Contributor as an Additional Limited Partner of the Partnership shall become effective as of the date of this Agreement, which shall also be the date upon which the name of each Contributor is recorded on the books and records of the Partnership.

         THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND EXEMPTIONS FROM THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACTS OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACTS.

Section 2.      Amendment to Partnership Agreement.
---------------------------------------------------

         Pursuant to Section 14.1.B of the Partnership Agreement, the General Partner, as general partner of the Partnership and as attorney-in-fact for its Limited Partners, hereby amends the Partnership Agreement by adding the Contributors on the attached Exhibit A as Additional Limited Partners to the existing Exhibit A attached thereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                            GENERAL PARTNER:

                                            VININGS INVESTMENT PROPERTIES TRUST


                                            By:/s/ Stephanie A. Reed
                                            ------------------------
                                            Name:             Stephanie A. Reed
                                            Title:            Vice President


                                            LIMITED PARTNERS:

                                            VININGS INVESTMENT PROPERTIES TRUST


                                            By:/s/ Stephanie A. Reed
                                            ------------------------
                                            Name:             Stephanie A. Reed
                                            Title:            Vice President


                                            VININGS HOLDINGS, INC.


                                            By:/s/ Stephanie A. Reed
                                            ------------------------
                                            Name:             Stephanie A. Reed
                                            Title:            Vice President



CONTRIBUTORS:

HALLMARK GROUP REAL ESTATE SERVICES CORP., a Georgia corporation

By:    /s/ Peter D. Anzo
------------------------
      Peter D. Anzo
      President


THE VININGS GROUP, INC.,
a Georgia corporation

By:   /s/ Stephanie A. Reed
---------------------------
       Stephanie A. Reed
       Vice President

        FIRST AMENDMENT TO THE AMENDED AND RESTATED PARTNERSHIP AGREEMENT
                                   SCHEDULE A


Name and Address                     Value of                  Number of Units
of Contributor                Capital Contribution         Issued to Contributor
--------------------------------------------------------------------------------

HALLMARK GROUP REAL                    $45,539                      9,108
Estate Services Corp.
3111 Paces Mill Road
Suite A-200
Atlanta, GA 30339


THE VININGS GROUP, INC.                $45,539                      9,108
3111 Paces Mill Road
Suite A-200
Atlanta, GA 30339